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                                                                    Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                           18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sentex Sensing Technology, Inc., (the "Company") on Form 10-KSB for the period ending November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Sprow, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Sprow
--------------------

William R. Sprow
Chief Financial Officer
June 22, 2005

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